UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

PRIDE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13289	76-0069030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 10, 2005, Pride made bonus payments pursuant to its annual incentive compensation plan to its Chief Executive Officer and to three of its four other most highly compensated executive officers as of December 31, 2004 as follows:

NAME	POSITION	2004 BONUS
Paul A. Bragg	President and Chief Executive Officer	$400,000
Louis A. Raspino	Executive Vice President and Chief Financial Officer	$355,325
John R. Blocker, Jr.	Executive Vice President — Operations	$323,495
Gary W. Casswell	Vice President — Eastern Hemisphere Operations	$198,802

     The other most highly compensated executive officer, Marcelo Guiscardo, is no longer employed by Pride and was paid a bonus for 2004 of $190,800 in connection with his severance. As previously reported, his employment with Pride was terminated in January 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.

By: /s/ W. Gregory Looser
W. Gregory Looser Senior Vice President, General Counsel and Secretary

Date:  March 15, 2005

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